Exhibit 99.2

Vroom second quarter 2026 earnings august 2026 v 1

DISCLAIMER Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward looking statements, including without limitation statements regarding our financial outlook for the full year 2026, including expected indirect origination volume and adjusted net income (loss) guidance, expected continued improvement in credit performance and realized and unrealized losses, expected benefits of our refreshed internal customer scoring model, anticipated performance of recently underwritten loan vintages, the restructuring, including its impact and intended benefits, our strategic initiatives and long-term strategy, expected benefits of our recent debt exchange transactions, future expense management, planned technology investments, future results of operations and financial position, our total available liquidity, our liquidity position and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which are available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances except as required by applicable law. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which we operate, including publicly available information from independent industry analysts and publications, as well as the Company’s own estimates. Our estimates are based on third-party sources, as well as internal research, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. Financial Presentation and Use of Non-GAAP Financial Measures Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. We have reconciled all non-GAAP financial measures with the most directly comparable U.S. GAAP financial measures in the Appendix to this presentation. Non-GAAP Combined Six Months Ended June 30, 2025 Our financial results for the periods from January 1, 2025 through January 14, 2025 are referred to as those of the “Predecessor” period. Our financial results for the period from January 15, 2025 through June 30, 2025 and thereafter are referred to as those of the “Successor” period. Our results of operations as reported in our Condensed Consolidated Financial Statements for these periods are prepared in accordance with GAAP. Although GAAP requires that we report our results for the period from January 1, 2025 through January 14, 2025 and the period from January 15, 2025 through June 30, , 2025 separately, management views our operating results for the six months ended June 30, 2025 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods. We believe we cannot adequately benchmark the operating results of the period from January 15, 2025 through June 30, 2025 against any of the previous or subsequent periods reported in our Consolidated Financial Statements without combining it with the period from January 1, 2025 through January 14, 2025 and do not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding our overall operating performance. Management believes that the key performance metrics for the Successor period when combined with the Predecessor period provide more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, in addition to presenting our results of operations as reported in our Consolidated Financial Statements in accordance with GAAP, the tables and discussion below also present the combined results for the six months ended June 30, 2025. The combined results for the six months ended June 30, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025 and the Successor period from January 15, 2025 through June 30, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined six months ended June 30, 2025 (prepared on a Non-GAAP basis) and the six months ended June 30, 2026 (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the Reorganization transactions and the impact of fresh start accounting. v 2

Vroom overview United auto credit business Financing and Loan Servicing • Acquired by Vroom in 2022 • Non-prime lending expertise • Successful capital markets experience • 9,500+ independent dealer network • $900M+ gross serviced portfolio • $481M in indirect loan origination in 2025 • External finance and management portal for dealers • Consumer payment integrations and auto-pay functionality • Integrated with largest dealer management platform credit applications • Automatic pricing programs for both independent and franchise dealerships • 3rd generation proprietary pricing engine powered by big data models with machine learning • 100+ nationwide sales team with strong dealer relationships Carstory business Industry Leading Data, AI and Technology • Acquired by Vroom in 2021 • 18+ years of automotive vehicle history • Extensive patent portfolio, including 31 issued or allowed and 8 pending patents • Website conversion expertise • Data science and analytics • AI and ML models for vehicle pricing, similarity and imaging processing • Major financial institution customers, dealers and retail auto service providers • Vehicle acquisition and pricing product suite for dealers • Consumer mobile apps with full-featured marketplace and augmented reality shopping experience Vroom assets Automotive eCommerce Platform • eCommerce used vehicle platform • Predictive price and P&L models • Consumer and B2B Inventory acquisition • Consumer shopping solution • Self-service checkout • Consumer transaction hub deal status, pending action items, delivery and registration tracking • Delivery and logistics solution with integrated tools for seamless driveway experiences • Patent-pending titling, registration and document platform • Proprietary document processing pipeline for automated contracting • Payment integrations for credit card, ACH, debit and wire transfer payments • Internal sales-enablement platform to guide sales and support agents on financing terms and approval probabilities united auto credit carstory. v 3 operational update

shareholder equity and tangible net worth

- $99.8M stockholders' equity as of June 30, 2026
- $88.4M tangible book value[1] as of June 30, 2026

second quarter 2026 results

- $0.6M net income from continuing operations
- $(0.1)M net loss attributable to controlling interest and common shareholders
- $1.5M adjusted net income[2]

performance highlights

- Decrease of gross serviced portfolio year over year, driven by amortization of legacy Vroom partially offset by portfolio indirect origination volume liquidity and warehouse availability

- $63.9M total available liquidity[3] as of June 30, 2026, consisting of:
  - $16.4M cash and cash equivalents
  - $10.5M of excess liquidity available to UACC under the warehouse credit facilities (receivables that could be pledged to draw cash from warehouse lines)
  - $27.0M of available liquidity from delayed draw facility
  - $10.0M of available liquidity on the 2032 Notes
- $600M UACC total warehouse capacity
  - $240.8M outstanding borrowings, $359.2M remaining capacity
- $28.5M existing notes exchanged for $50.0M new Senior Secured Delayed Draw Convertible Note due 2032, $11.5M subsequent draw-down, $10.0M remaining availability

q2 2026 highlights

	second quarter 2025	first quarter 2026	second quarter 2026
gross serviced portfolio	$998 million	$933 million	$923 million
indirect origination volume[4]	$114 million	$123 million	$120 million
net income (loss) from continuing operations	$(9) million	$(19) million	$0.6 million
adjusted net income (loss)[2]	$(7) million	$(18) million	$1.5 million

trailing 12 month highlights

	ttm second quarter 2025[5]	ttm second quarter 2026[5]	change period over period
indirect origination volume[4]	$455 million	$459 million	+$4 million
adjusted net income (loss)[2][5]	$(73) million	$(53) million	+$20 million

full year 2026 guidance

	current guidance
indirect origination volume[4]	$475 - $515 million
adjusted net income (loss)[2][6]	($25) – ($30) million

(1) Tangible book value is a non-GAAP measure and represents total stockholders' equity of $99.8 million, excluding intangible assets of $11.4 million as of June 30, 2026. (2) Adjusted net income (loss) is a non-GAAP measure. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. (3) Total available liquidity is a non-GAAP measure. (4) Represents retail installment sale contracts originated through third-party dealers. (5) Adjusted net income (loss) for the TTM second quarter 2025 and TTM second quarter 2026 is a non-GAAP measure, and TTM second quarter 2025 includes non-GAAP combined results for the three months ended March 31, 2025. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. (6) A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for 2026 guidance is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, these costs and expenses that may be incurred in the future.

4

first time in company history vroom achieves positive net income and adjusted net income; $63.9m total available liquidity[3]

performance and liquidity bridge

$ amounts in millions

adjusted net income (loss)(1)



$(18)
$1
$14
$1
$3
$1
Q1-2026 Adjusted Net Income (Loss) (1)
Net Interest Income
Realized and unrealized losses, net of Recovery
Noninterest Income
Operating Expenses
Q2-2026 Adjusted Net Income (Loss) (1)

total available liquidity(3)



$56
$1
$10
($4)
$1
$64
3/31/26 Total Available Liquidity (2)
Q2-26 Adjusted Net Income (loss) (1)
Issuance of 2032 convertible notes
Change in Warehouse Availability
All Other
6/30/26 Total Available Liquidity (3)

- ***net interest income***
  - Interest income net of warehouse and securitization interest expense
- ***realized and unrealized losses, net of recovery***
  - Lower actual charges offs as well as mark to market gains
- ***noninterest income***
  - Primarily driven by a sales tax refund
- ***operating expenses***
  - Driven by professional fees due to 2026-1 securitization transaction and other legal matters in q1-26
- ***change in warehouse liquidity***
  - Net change in excess liquidity on warehouse lines
  - UACC cash collections offset by operating expenses, new origination funding and change in receivable eligibility

(1) Adjusted net income (loss) is a non-GAAP measure. For a definition and reconciliation to the most comparable GAAP measure, please see the appendix. (2) 3/31/26 Total available liquidity is a non-GAAP measure and represents $14.5 million of unrestricted cash and cash equivalents, as well as $14.9 million of availability from warehouse credit facilities and $27.0 million of availability from delayed draw facility. (3) 6/30/26 Total available liquidity is a non-GAAP measure and represents $16.4 million of unrestricted cash and cash equivalents, as well as $10.5 million of availability from warehouse credit facilities, $10.0 million availability from 2032 Notes, and $27.0 million of availability from delayed draw facility.

5

implemented proprietary machine learning ("ml") models within next-generation risk engine (mid-september 2025)


Proprietary Risk Score by Monthly Origination Vintage
Higher score = lower risk
Apr-23
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Legacy Score
New Score

- **Fully integrated into underwriting decisioning as of Q4-2025, with 100% of originations now scored under the new model**

Data through Month End June 2026

6

proprietary machine learning models within next-generation risk engine proprietary machine learning (“ML”) models forecasting improved CNL Forecasting improved CNL (1) Cumulative net loss is the aggregate realized loss (net of recoveries) over a portfolio’s lifetime. (2) This metric, including the ratios, is based on management's proprietary assumptions and formulas and is subject to change from time to time as management continues to evaluate the business. (Orange) Multivariate 12 Month CNL Model correlates to (Gray) Actual 12 Month CNL correlates to (Yellow) Actual 48 Month CNL Multivariate Loss Projection!2l vs. Cumulative Net Loss{1} 12 Month CNL 15.00% 14.00% 13.00% 12.00% 11.00% 10.00% 9.00% 8.00% 7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 48 Month CNL 40.00% 38.00% 36.00% 34.00% 32.00% 30.00% 28.00% 26.00% 24.00% 22.00% 20.00% 18.00% 16.00% .14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 1 2 3 4 5 6 7 8 9 10 1112 1 2 3 4 5 6 7 8 9 10 1112 1 2 3 4 5 6 7 8 9 10 11 12 1 2 3 4 5 6 7 8 9 10 11 12 1 2 3 4 5 6 7 8 9 10 1112 1 2 3 4 5 6 7 8 9 10 1112 1 2 3 4 5 6 7 8 9 10 1112 1 2 3 4 5 6 7 8 9 10 1112 1 2 3 4 5 6 7 8 9 10 1112 1 2 3 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 ActualCNL12 CNL12 on DQ4 Low High Actual CNL48 7 forecasting improved cnl V 7 proprietary machine learning (“ML”) models dq performance by vintage Actual dq performance improved post model launch v COVID Impacted Oct ‘25 -Feb ‘26 COVID Impacted COVID Impacted COVID Impacted Oct ‘25 - Jan ‘26 Oct ‘25 - Dec ‘25 Oct ‘25 - Nov ‘25 Data through Month End June 2026 31+ Delinquency calculated as Balance 31+ DPD (including CO) at month 4 / Original vintage amount financed 61+ Delinquency calculated as Balance 61+ DPD (including CO) at month 4 / Original vintage amount financed Legacy Model New Model Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Scp-24 Nov-24 Jan-25 Mar-25 May-25 Jul-25 Sep-25 Nov-25 Mar-17 May-17 Jul- 17 Sep-17 Jar..18 Mar-18 May-18 Jul-18 Sep-18 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jarn-20 May-20 Jul-20 Sep-20 Nov-20 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 May-22 Jul-22 Sep-22 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 May-24 Jul-24 Sep-24 Mar-25 May-25 Jul-25 Sep-25 Nov-25 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 Jan-25 Mar-25 May-25 Jul-25 Sep-25 Nov-25 Jan-26 Jan-17 Mar-17 May-17 Jul-17 Scp-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20, Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Scp-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 Jan-25 Mar-25 May-25 Jul-25 Scp-25 Nov-25 Jan-26 31+ DPD $ rate (including CO) at 4 months 61+ DPD $ rate (including CO) at 5 months 61+ DPD $ rate (including CO) at 6 months 61+ DPD $ rate (including CO) at 7 months v 8

39 point increase in WA fico current eligible pool of Collateral WA FICO (non-zero) by Securitization Pool 580 585 579 569 571 576 576 577 +39 616 2020-1 2021-1 2022-1 2022-2 2023-1 2024-1 2025-1 2026-1 Current Eligible Pool* *Eligible pool as of 7/31/2026 620 610 600 590 580 570 560 550 540 Significant increase in WA fico for current securitization eligible pool in comparison to prior pools v 9

10 v Appendix vroom

reconciliation of non-goop financial measures Non-GAAP Financial Measures In addition to our results determined in accordance with U.S. GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: Adjusted net income (loss), total available liquidity, and tangible book value. Adjusted net income (loss) is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because Adjusted net income (loss) facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes. Total available liquidity represents unrestricted cash and cash equivalents, availability from warehouse credit facilities, available liquidity from the delayed draw facility and available liquidity from the 2032 Notes. These non-GAAP measures have limitations as analytical tools because they do not reflect all of the amounts associated with our results of operations or liquidity as determined in accordance with U.S. GAAP. Additionally, they may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for those comparative purposes. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with U.S. GAAP. The presentation of these non-GAAP financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with U.S. GAAP. We have reconciled these non-GAAP financial measure with the most directly comparable U.S. GAAP financial measure elsewhere herein. Non-GAAP combined six months ended June 30, 2025 Our financial results for the periods from January 1, 2025 through January 14, 2025 and the four quarters of 2024 are referred to as those of the “Predecessor” period. Our financial results for the period from January 15, 2025 through December 31, 2025, and all subsequent periods, are referred to as those of the “Successor” period. We present the combined results of operations because our Management believes our operating results for the six months ended June 30, 2025 for the combined periods of the applicable Predecessor and Successor periods provides the most meaningful comparison of our results to prior periods. The following table presents a reconciliation of net income (loss) for the combined periods to the Predecessor and Successor periods (in thousands): QTD Results Successor Successor Successor Successor Successor Successor Predecessor Non-GAAP Combined Predecessor Predecessor Period from April Period from Period from Period from Jull} 1 Period from April Period from Period from Three Months Three Months Three Months October 1 January 15 1 through June January 1 through through through 1 through June through March January 1 through Ended Ended Ended 30, March 31, December 31, September 30, 30, 31, January 14, March 31, December 31, September 30, 2026 2026 2025 2025 2025 2025 2025 2025 2024 2024 Net income (loss) from continuing, operations 555 (19,046) $ (11 ,521 ) (27,142) (8,932) (6,450) 45,090 38,640 (36,716) (37,744) Preferred stock dividends attributable to noncontrolling, interests of subsidiary (691) (571) - - - - - - - Stock compensation expense 1,435 1,427 1,410 1,444 1,836 491 144 635 935 1,244 Severance expense 195 - - - 367 21 4 25 287 763 Bankruptcy costs (pre-petition filing, and post-emergence) - - - - - 913 - 913 3,582 - Reorganization items, net - - - - - - (51,036) (51,036) 5,564 - Gain on extinguishment of debt - - - - - - - - - - Impairment charges - - - - - 4,156 - 4,156 - 2,4 07 Adjusted net income (loss) 1,494 (18,190) (10,111) (25,698) (6,729) (869) (5,798) (6,667) (26,34 8) (33,330) 11 v